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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                        UNITED FINANCIAL MORTGAGE CORP.

            (Exact name of registrant as specified in its charter)

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           Illinois                                       36-3440533

(State of incorporation or organization) (I.R.S. Employee Identification Number)

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              600 Enterprise Drive, Suite 206
                    Oak Brook, Illinois                     60521

          (Address of principal executive office)         (Zip Code)

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Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                       Name of each exchange on which
       to be so registered                       each class is to be registered

       Common Stock, No Par Value                The Chicago Stock Exchange

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [ ]

Securities Act registration statement to which this form relates:  No. 333-27037

Securities Act registered pursuant to Section 12(g) of the Act: NONE
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Item 1.  Description of Registrant's Securities to Be Registered
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     The information required by Item 1 is incorporated by reference to the information appearing under the caption "Description of Securities - Common Stock" on page 34 of the Prospectus that forms a part of the Registrant's Registration Statement on Form SB-2, as amended, (File No. 333-27037).

Item 2.  Exhibits
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     The following documents are filed herewith unless noted as being incorporated by reference pursuant to Rule 12b-32.

     1. Specimen Certificate of Common Stock, no par value per share.

     2. Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit 3(i) to Registrant's Registration Statement on Form SB-2, File No. 333-27037).

     3. By-Laws of Registrant (incorporated by reference to Exhibit 3(i) to Registrant's Registration Statement on Form SB-2, File No. 333-27037).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)  UNITED FINANCIAL MORTGAGE CORP.

(Date)        May 13, 1998

          By /s/ Joseph Khoshabe
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                Joseph Khoshabe, President